Exhibit 99.2

UNITED BANKSHARES, INC. AND SUBSIDIARIES

Charleston, WV

Stock Symbol: UBSI

(In Thousands Except for Per Share Data)

Consolidated Statements of Income

	Three Months Ended			Six Months Ended
	June	June	March	June	June
	2012	2011	2012	2012	2011

Interest & Loan Fees Income	$81,105	$72,435	$81,788	$162,893	$146,292
Tax equivalent adjustment	1,560	1,637	1,669	3,229	3,090

Interest & Fees Income (FTE)	82,665	74,072	83,457	166,122	149,382
Interest expense	12,050	13,814	12,822	24,872	28,308

Net Interest Income (FTE)	70,615	60,258	70,635	141,250	121,074

Provision for Loan Losses	3,436	4,800	4,133	7,569	9,236

Non-Interest Income:
Fees from trust & brokerage services	4,013	3,437	3,984	7,997	6,747
Fees from deposit services	10,393	10,341	10,312	20,705	19,972
Bankcard fees and merchant discounts	738	683	647	1,385	1,238
Other charges, commissions, and fees	600	381	577	1,177	835
Income from bank-owned life insurance	1,255	1,228	1,289	2,544	2,403
Mortgage banking income	483	131	318	801	365
Other non-interest revenue	648	599	658	1,306	1,450
Net other-than-temporary impairment losses	(1,742)	(4,096)	(1,377)	(3,119)	(6,206)
Net gains (losses) on sales/calls of investment securities	199	630	(82)	117	1,181

Total Non-Interest Income	16,587	13,334	16,326	32,913	27,985

Non-Interest Expense:
Employee compensation	17,965	15,015	17,907	35,872	29,885
Employee benefits	5,823	4,131	5,192	11,015	8,509
Net occupancy	5,321	4,140	5,042	10,363	8,527
Other expenses	17,764	14,477	17,476	35,240	29,824
Amortization of intangibles	724	354	762	1,486	737
OREO expense	2,160	1,233	2,328	4,488	3,000
FDIC expense	1,495	2,327	1,555	3,050	4,664

Total Non-Interest Expense	51,252	41,677	50,262	101,514	85,146

Income Before Income Taxes (FTE)	32,514	27,115	32,566	65,080	54,677

Tax equivalent adjustment	1,560	1,637	1,669	3,229	3,090

Income Before Income Taxes	30,954	25,478	30,897	61,851	51,587

Taxes	9,905	8,026	9,887	19,792	16,250

Net Income	$21,049	$17,452	$21,010	$42,059	$35,337

MEMO: Effective Tax Rate	32.00%	31.50%	32.00%	32.00%	31.50%

UNITED BANKSHARES, INC. AND SUBSIDIARIES

Charleston, WV

Stock Symbol: UBSI

(In Thousands Except for Per Share Data)

Consolidated Balance Sheets

	June 30	June 30
	2012	2011	June 30	December 31	June 30
	Q-T-D Average	Q-T-D Average	2012	2011	2011
Cash & Cash Equivalents	$759,990	$501,535	$673,208	$636,003	$508,069

Securities Available for Sale	637,180	653,490	607,144	696,518	608,334
Held to Maturity Securities	55,141	64,142	53,274	59,289	63,699
Other Investment Securities	64,526	70,874	62,436	68,412	69,812

Total Securities	756,847	788,506	722,854	824,219	741,845

Total Cash and Securities	1,516,837	1,290,041	1,396,062	1,460,222	1,249,914

Loans held for sale	7,971	1,464	9,279	3,902	1,057

Commercial Loans	4,403,617	3,533,509	4,507,375	4,378,345	3,570,556
Mortgage Loans	1,525,191	1,416,138	1,516,450	1,562,838	1,410,321
Consumer Loans	306,784	269,733	302,981	299,030	274,911

Gross Loans	6,235,592	5,219,380	6,326,806	6,240,213	5,255,788

Unearned income	(12,392)	(3,341)	(11,890)	(3,503)	(3,692)

Loans, net of unearned income	6,223,200	5,216,039	6,314,916	6,236,710	5,252,096

Allowance for Loan Losses	(73,931)	(72,909)	(73,413)	(73,874)	(73,132)

Goodwill	371,656	311,641	371,650	371,693	311,641
Other Intangibles	11,915	2,391	11,472	12,950	2,202

Total Intangibles	383,571	314,032	383,122	384,643	313,843

Other Real Estate Owned	48,716	43,271	48,608	51,760	45,671
Other Assets	374,359	334,537	378,435	388,107	344,534

Total Assets	$8,480,723	$7,126,475	$8,457,009	$8,451,470	$7,133,983

MEMO: Earning Assets	$7,535,416	$6,308,764	$7,488,617	$7,498,333	$6,307,773

Interest-bearing Deposits	$5,166,826	$4,308,770	$5,117,149	$5,199,848	$4,292,987
Noninterest-bearing Deposits	1,691,478	1,375,842	1,743,292	1,619,162	1,435,549

Total Deposits	6,858,304	5,684,612	6,860,441	6,819,010	5,728,536

Short-term Borrowings	278,692	247,706	265,077	254,766	201,438
Long-term Borrowings	308,934	336,139	290,227	345,366	336,063

Total Borrowings	587,626	583,845	555,304	600,132	537,501

Other Liabilities	47,600	49,367	60,083	63,484	63,705

Total Liabilities	7,493,530	6,317,824	7,475,828	7,482,626	6,329,742

Preferred Equity	—	—	—	—	—
Common Equity	987,193	808,651	981,181	968,844	804,241

Total Shareholders’ Equity	987,193	808,651	981,181	968,844	804,241

Total Liabilities & Equity	$8,480,723	$7,126,475	$8,457,009	$8,451,470	$7,133,983

MEMO: Interest-bearing Liabilities	$5,754,452	$4,892,615	$5,672,453	$5,799,980	$4,830,488

UNITED BANKSHARES, INC. AND SUBSIDIARIES

Charleston, WV

Stock Symbol: UBSI

(In Thousands Except for Per Share Data)

	Three Months Ended			Six Months Ended
Quarterly/Year-to-Date Share Data:	June 2012	June 2011	March 2012	June 2012	June 2011

Earnings Per Share:
Basic	$0.42	$0.40	$0.42	$0.84	$0.81
Diluted	$0.42	$0.40	$0.42	$0.84	$0.81

Common Dividend Declared Per Share:	$0.31	$0.30	$0.31	$0.62	$0.60

High Common Stock Price	$29.45	$27.46	$30.91	$30.91	$30.84
Low Common Stock Price	$23.87	$22.36	$27.36	$23.87	$22.36

Average Shares Outstanding (Net of Treasury Stock):
Basic	50,274,665	43,645,541	50,235,374	50,255,019	43,637,497
Diluted	50,308,228	43,676,407	50,300,538	50,299,982	43,686,203

Memorandum Items:

Tax Applicable to Security Sales/Calls	$70	$220	$(29)	$41	$413

Common Dividends	$15,605	$13,099	$15,570	$31,175	$26,194

Dividend Payout Ratio	74.14%	75.06%	74.11%	74.12%	74.13%

EOP Share Data:	June 2012	June 2011	March 2012

Book Value Per Share	$19.52	$18.43	$19.42
Tangible Book Value Per Share	$11.90	$11.24	$11.78

52-week High Common Stock Price	$30.91	$30.84	$30.91
Date	03/19/12	01/19/11	03/19/12
52-week Low Common Stock Price	$18.78	$22.09	$18.78
Date	09/22/11	08/24/10	09/22/11

EOP Shares Outstanding (Net of Treasury Stock):	50,275,869	43,645,485	50,274,104

Memorandum Items:

EOP Employees (full-time equivalent)	1,626	1,438	1,637

UNITED BANKSHARES, INC. AND SUBSIDIARIES

Charleston, WV

Stock Symbol: UBSI

(In Thousands Except for Per Share Data)

	Three Months Ended			Six Months Ended
Selected Yields and Net Interest Margin:	June 2012	June 2011	March 2012	June 2012	June 2011

Loans	5.01%	5.18%	5.02%	5.02%	5.21%
Investment Securities	2.91%	3.73%	3.08%	3.00%	3.96%
Money Market Investments/FFS	0.27%	0.30%	0.26%	0.26%	0.34%
Average Earning Assets Yield	4.41%	4.71%	4.47%	4.44%	4.78%
Interest-bearing Deposits	0.65%	0.91%	0.67%	0.66%	0.95%
Short-term Borrowings	0.10%	0.04%	0.09%	0.09%	0.04%
Long-term Borrowings	4.78%	4.83%	4.83%	4.80%	4.79%
Average Liability Costs	0.84%	1.13%	0.89%	0.87%	1.17%
Net Interest Spread	3.57%	3.58%	3.58%	3.57%	3.61%
Net Interest Margin	3.76%	3.83%	3.78%	3.77%	3.88%

Selected Financial Ratios:

Return on Average Common Equity	8.58%	8.66%	8.63%	8.60%	8.85%
Return on Average Assets	1.00%	0.98%	1.00%	1.00%	1.00%
Efficiency Ratio	54.50%	52.03%	53.35%	53.93%	52.83%

	June 2012		June 2011		March 2012

Loan / Deposit Ratio	92.05%		91.68%		90.10%
Allowance for Loan Losses/ Loans, net of unearned income	1.16%		1.39%		1.19%
Allowance for Credit Losses (1)/ Loans, net of unearned income	1.20%		1.43%		1.22%
Nonaccrual Loans / Loans, net of unearned income	1.00%		0.98%		1.00%
90-Day Past Due Loans/ Loans, net of unearned income	0.16%		0.17%		0.16%
Non-performing Loans/ Loans, net of unearned income	1.23%		1.22%		1.23%
Non-performing Assets/ Total Assets	1.49%		1.54%		1.48%
Primary Capital Ratio	12.38%		12.20%		12.23%
Shareholders’ Equity Ratio	11.60%		11.27%		11.45%
Price / Book Ratio	1.33	x	1.33	x	1.49	x
Price / Earnings Ratio	15.46	x	15.32	x	17.27	x

Note: (1) Includes allowances for loan losses and lending-related commitments.

UNITED BANKSHARES, INC. AND SUBSIDIARIES

Charleston, WV

Stock Symbol: UBSI

(In Thousands Except for Per Share Data)

Asset Quality Data:	June 2012	June 2011	December 2011	March 2012

EOP Non-Accrual Loans	$63,279	$51,237	$59,892	$62,037
EOP 90-Day Past Due Loans	10,029	8,865	16,179	9,816
EOP Restructured Loans (2)	4,255	3,886	3,592	4,335

Total EOP Non-performing Loans	$77,563	$63,988	$79,663	$76,188

EOP Other Real Estate Owned	48,608	45,671	51,760	49,864

Total EOP Non-performing Assets	$126,171	$109,659	$131,423	$126,052

	Three Months Ended			Six Months Ended
Allowance for Credit Losses: (1)	June 2012	June 2011	March 2012	June 2012	June 2011
Beginning Balance	$75,747	$75,135	$75,727	$75,727	$75,039
Provision for Credit Losses (3)	3,813	4,689	4,015	7,828	9,279

	79,560	79,824	79,742	83,555	84,318
Gross Charge-offs	(5,188)	(5,599)	(4,734)	(9,922)	(10,340)
Recoveries	1,153	956	739	1,892	1,203

Net Charge-offs	(4,035)	(4,643)	(3,995)	(8,030)	(9,137)

Ending Balance	$75,525	$75,181	$75,747	$75,525	$75,181

Note:	(1)	Includes allowances for loan losses and lending-related commitments.
	(2)	Restructured loans with an aggregate balance of $1,427, $3,886, $1,528 and $2,283 at June 30, 2012, June 30, 2011, December 31, 2011 and March 31, 2012, respectively, were on nonaccrual status, but are not included in the “EOP Non-Accrual Loans.”
	(3)	Includes the Provision for Loan Losses and a provision for lending-related commitments included in Other Expenses.